UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 11, 2013

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 N. Kierland Blvd., Suite 260, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On July 11, 2013, Nuverra Environmental Solutions, Inc., a Delaware corporation, announced that it closed its offer to exchange $150,000,000 in aggregate principal amount of 9.875% Senior Notes due 2018, which have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of its outstanding 9.875% Senior Notes due 2018 (the “Old Notes”) that were originally issued on December 5, 2012, in a transaction exempt from registration under the Securities Act. An aggregate of $150,000,000 in principal amount, or 100%, of the Old Notes were tendered in the exchange offer, which expired at 5:00 p.m., New York City time, on July 10, 2013.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 11, 2013, concerning the closing of the exchange offer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: July 11, 2013	By:	/s/ Sean D. Hawkins
	Name: Title:	Sean D. Hawkins Vice President, Assistant Corporate Secretary, Business Unit Counsel and Interim General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 11, 2013, concerning the closing of the exchange offer